UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period :	June 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS I SHARES)
PMOTX

Putnam Mortgage Opportunities Fund

Annual report

5 | 31 | 17

A world of investing.®

Putnam
INVESTMENTS

Putnam Mortgage
Opportunities
Fund

Annual report
5 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States), or sector (such as the housing or real estate markets). These factors may also lead to periods of high volatility and reduced liquidity in the relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

Message from the Trustees

July 14, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See below and pages 7–8 for additional performance information.

For the periods, the fund had expense limitations, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/17. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

2 Mortgage Opportunities Fund

Michael V. Salm
Portfolio Manager

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Jatin Misra, Ph.D., CFA.

Mike, how would you summarize the fund’s investment philosophy and process?

In our view, securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities, and this is where the fund focuses. Specifically, we are seeking attractive investment opportunities primarily in agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. Additionally, we expect to use various types of derivatives, as well as agency pass-throughs, to hedge interest-rate risk and undesired risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Regarding interest-rate risk, we expect to keep the portfolio’s duration near zero, meaning we will seek to minimize interest-rate risk while pursuing return opportunities in securitized bonds.

What factors had the biggest influence on the fund’s performance for the 12-month reporting period ended May 31, 2017?

In general, the market environment was favorable for our strategy, both in terms of economic growth and investor sentiment. Market participants continued to demand higher-yielding securities amid a generally supportive fundamental backdrop.

The fund’s zero duration target helped it avoid the impact of rising interest rates, especially right after the U.S. presidential election. Moreover, we invested in areas of the market that benefited from increasing demand, most notably, agency credit risk-transfer securities [CRTs].

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

The fund handily outpaced its benchmark, as well as the average return for its Lipper peer group, during the period. Which holdings fueled performance?

Agency CRTs, which are part of our RMBS holdings, were the top overall contributor for the period. A combination of improving liquidity, relatively high yields, high-quality collateral, and rising prices for residential real estate continued to attract investors to this growing market. Furthermore, an increasing number of institutional investment managers are embracing CRTs as an easier way to access the mortgage market. Also, CRTs received a rating from the National Association of Insurance Commissioners, which allows insurance companies to begin investing in the sector.

Elsewhere within RMBS, holdings of pay-option adjustable-rate mortgage-backed securities also contributed. These positions benefited from the generally favorable risk environment during the period, as well as the fact that there was no new supply of these bonds coming to market.

Our holdings of mezzanine CMBS provided a further notable boost to performance. We held mostly cash bonds, but we also increased the fund’s exposure to the BBB-rated tranche within the 2012 CMBX index following a February 2017 selloff.

In February, headlines concerning retail store closures prompted some investors to express a bearish view on certain parts of the CMBS market due to the sector’s exposure to retail properties. Although we agree that retailers face challenges amid evolving shopper preferences and a shift from traditional brick-and-mortar to online commerce, we believe the CMBS held by the fund have enough credit protection to withstand the changes that are occurring in retail. Moreover, the mezzanine CMBS we invested in overcame this headwind due to strong demand based on attractive valuations and solid overall credit fundamentals.

How did mortgage prepayment strategies affect results during the period?

Our prepayment strategies, which we implemented with securities such as agency interest-only CMOs [IO CMOs], were a further contributor. Rising interest rates in 2016 provided a tailwind for these holdings, helping to keep mortgage prepayment speeds below market expectations. Additionally, mortgage refinancing continued to be hampered by stringent bank lending standards.

IO CMOs continued to perform well in 2017, even after rates declined. Intermediate- and long-term U.S. Treasury yields were largely range-bound from mid-December through the end of the period. This relative stability in rates proved to be a supportive backdrop for IO CMO performance.

Which strategies weren’t as productive this period?

A slightly short mortgage basis position, which was a byproduct of our IO CMO investment activity, detracted, as the Fannie Mae current coupon spread over swaps modestly tightened.

How did you use derivatives during the period?

We used total return swaps to gain exposure to CMBS via CMBX, an index that provides access to baskets of CMBS from specific years. Additionally, we used credit default swaps to hedge overall credit and market risk, and to gain exposure to specific market sectors.

As of period-end, where were you finding value?

The majority of the fund’s risk exposure was in mezzanine CMBS, where we continued to find value. In our view, concerns about regional malls appear to be largely priced in to the CMBS market.

We increased the fund’s allocation to IO CMOs structured from reverse mortgages. Although these holdings contributed only modestly to performance for the 12-month reporting period, we continue to like the stable prepayment profile and attractive spreads offered by reverse mortgage IO CMOs. Furthermore, we think issuance of these securities may continue to grow if an increasing number of baby boomers take out reverse mortgages on their residences.

We continue to like agency CRTs on a fundamental basis, but have become more cautious from a valuation perspective. We are focusing on opportunities among securities that have a few years of seasoning rather than newly issued CRTs, as we think this area of the market offers a more favorable overall risk/reward profile.

Mike, thanks for your time and for bringing us up to date.

Mortgage Opportunities Fund 5

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-255-1581. See the Terms and definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 5/31/17

	Life of fund	Annual average	1 year

Class I (4/7/15)
Net asset value	7.25%	3.31%	9.67%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/17

	Life of fund	Annual average	1 year

BofA Merrill Lynch U.S. Treasury Bill Index	0.65%	0.30%	0.45%

Lipper U.S. Mortgage Funds category average*	3.59	1.65	2.02

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 5/31/17, there were 118 and 110 funds, respectively, in this Lipper category.

Past performance does not indicate future results. Class I shares have no initial sales charge or CDSC.

Fund price and distribution information For the 12-month period ended 5/31/17

Distributions	Class I

Number	1

Income	$0.285

Capital gains	—

Total	$0.285

Share value	Net asset value

5/31/16	$9.46

5/31/17	10.08

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Mortgage Opportunities Fund 7

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Life of fund	Annual average	1 year

Class I (4/7/15)
Net asset value	7.57%	3.32%	10.35%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
Class I

Net expenses for the fiscal year ended 5/31/16*	0.48%

Total annual operating expenses for the fiscal year ended 5/31/16	2.12%

Annualized expense ratio for the six-month period ended 5/31/17†	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

† Expense ratios are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I

Expenses paid per $1,000 *†	$2.75‡

Ending value (after expenses)	$1,042.70

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Effective April 1, 2017, Putnam Management contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.47% of the fund’s average net assets. If this change was in effect at the beginning of the most recent fiscal half year, the Expenses paid per $1,000 would have been $2.39.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

8 Mortgage Opportunities Fund

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I

Expenses paid per $1,000 *†	$2.72‡

Ending value (after expenses)	$1,022.24

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

‡ Effective April 1, 2017, Putnam Management contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.47% of the fund’s average net assets. If this change was in effect at the beginning of the most recent fiscal half year, the Expenses paid per $1,000 would have been $2.37.

Mortgage Opportunities Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Share class

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRT is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRT offers a higher yield than conventional pass-through securities. Similar to CMBS, CRT is structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

10 Mortgage Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Mortgage Opportunities Fund 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 Mortgage Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the three most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund 13

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Mortgage Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Mortgage Opportunities Fund (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2017

14 Mortgage Opportunities Fund

The fund’s portfolio 5/31/17

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)*	amount	Value

Agency collateralized mortgage obligations (30.4%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3829, Class AS, IO, 5.961%, 3/15/41	$312,943	$58,787

IFB Ser. 4074, Class KS, IO, 5.711%, 2/15/41	175,292	28,485

IFB Ser. 4076, Class MS, IO, 5.711%, 7/15/40	1,451,748	212,770

IFB Ser. 4421, Class PS, IO, 5.191%, 2/15/44	185,874	23,234

IFB Ser. 4073, Class AS, IO, 5.061%, 8/15/38	137,864	13,510

Ser. 4601, Class PI, IO, 4.50%, 12/15/45	544,674	90,852

Ser. 4568, Class MI, IO, 4.00%, 4/15/46	120,791	18,119

Ser. 4530, Class TI, IO, 4.00%, 11/15/45	465,487	76,759

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	118,336	21,495

Ser. 4462, IO, 4.00%, 4/15/45	180,902	34,936

Ser. 4462, Class PI, IO, 4.00%, 4/15/45	184,383	28,616

Ser. 4425, IO, 4.00%, 1/15/45	169,743	29,956

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	96,828	18,494

Ser. 4389, Class IA, IO, 4.00%, 9/15/44	119,080	18,255

Ser. 4355, Class DI, IO, 4.00%, 3/15/44	102,721	11,320

Ser. 4299, Class JI, IO, 4.00%, 7/15/43	703,888	99,424

Ser. 4386, Class LI, IO, 4.00%, 2/15/43	165,711	20,777

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	190,547	36,442

Ser. 4000, Class LI, IO, 4.00%, 2/15/42	181,270	25,895

Ser. 4015, Class GI, IO, 4.00%, 3/15/27	433,450	48,490

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	432,765	70,156

Ser. 4591, Class QI, IO, 3.50%, 4/15/46	283,505	43,566

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	196,431	30,368

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	111,812	15,045

Ser. 4531, Class PI, IO, 3.50%, 5/15/43	183,699	25,571

Ser. 4663, Class KI, IO, 3.50%, 11/15/42	1,054,745	125,494

Ser. 4663, Class TI, IO, 3.50%, 10/15/42	805,445	87,842

Ser. 4182, Class PI, IO, 3.00%, 12/15/41	1,231,021	97,989

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	198,635	18,951

Ser. 4510, Class HI, IO, 3.00%, 3/15/40	988,523	79,972

Ser. 4666, Class AI, IO, 3.00%, 9/15/35	440,206	29,466

Federal National Mortgage Association

IFB Ser. 11-4, Class CS, 10.853%, 5/25/40	30,186	35,126

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	156,602	36,763

Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	208,636	18,562

IFB Ser. 12-58, Class SM, IO, 5.476%, 6/25/42	299,939	51,651

IFB Ser. 10-35, Class SG, IO, 5.376%, 4/25/40	382,611	76,522

IFB Ser. 13-41, Class SP, IO, 5.176%, 6/25/40	216,111	23,351

IFB Ser. 12-86, Class CS, IO, 5.076%, 4/25/39	184,008	17,704

Ser. 16-104, Class NI, IO, 5.00%, 4/25/38	355,995	15,130

IFB Ser. 12-68, Class BS, IO, 4.976%, 7/25/42	104,101	18,083

IFB Ser. 10-140, Class GS, IO, 4.976%, 7/25/39	204,060	20,959

Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	786,705	137,705

Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	129,794	19,469

Ser. 16-24, Class CI, IO, 4.00%, 2/25/46	88,744	12,930

Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	351,320	31,232

Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	469,400	73,287

Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	295,617	40,301

Ser. 12-90, Class EI, IO, 3.50%, 2/25/39	246,757	23,442

Ser. 11-98, Class AI, IO, 3.50%, 11/25/37	416,244	25,316

Ser. 16-50, Class PI, IO, 3.00%, 8/25/46	178,051	26,423

Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	152,172	16,786

Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	610,380	48,586

Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	1,246,522	98,351

Ser. 12-147, Class AI, IO, 3.00%, 10/25/27	389,038	35,500

Mortgage Opportunities Fund 15

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	$104,323	$24,255

IFB Ser. 13-182, Class SP, IO, 5.69%, 12/20/43	213,809	40,465

IFB Ser. 11-156, Class SK, IO, 5.59%, 4/20/38	95,396	20,629

IFB Ser. 10-50, Class QS, IO, 5.54%, 12/20/38	391,818	28,897

IFB Ser. 10-3, Class MS, IO, 5.54%, 11/20/38	637,609	39,723

IFB Ser. 10-62, Class SD, IO, 5.48%, 5/20/40	128,867	22,775

IFB Ser. 16-77, Class SL, IO, 5.14%, 3/20/43	1,461,527	183,947

IFB Ser. 16-77, Class SC, IO, 5.09%, 10/20/45	89,373	17,137

IFB Ser. 14-60, Class SE, IO, 5.09%, 4/20/44	125,785	20,151

IFB Ser. 13-182, Class SY, IO, 5.09%, 12/20/43	67,417	13,591

Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	443,289	91,863

Ser. 17-5, IO, 5.00%, 1/20/47	235,912	48,150

Ser. 15-35, Class AI, IO, 5.00%, 3/16/45	223,243	46,044

Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	74,182	14,897

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	71,167	14,798

Ser. 14-69, Class IG, IO, 5.00%, 9/20/43	489,982	90,589

Ser. 16-154, Class AI, IO, 5.00%, 2/20/41	276,773	20,168

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	50,966	10,658

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	234,574	49,346

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	33,305	6,904

Ser. 16-154, Class IB, IO, 5.00%, 11/20/39	224,086	45,791

Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	179,910	37,324

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	314,581	65,532

IFB Ser. 11-22, Class PS, IO, 4.99%, 7/20/40	299,408	30,360

IFB Ser. 10-134, Class ES, IO, 4.99%, 11/20/39	777,700	78,499

IFB Ser. 16-167, Class SB, IO, 4.99%, 4/20/38	396,195	22,473

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	405,145	84,574

Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	218,109	28,950

Ser. 16-49, IO, 4.50%, 11/16/45	183,282	38,354

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	129,384	25,220

Ser. 16-129, Class PI, IO, 4.50%, 6/20/45	451,401	92,046

Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	230,847	51,391

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	171,462	27,736

Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	159,797	30,116

Ser. 12-129, IO, 4.50%, 11/16/42	297,145	68,192

Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	152,133	28,236

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	144,896	28,397

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	107,511	21,365

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	47,509	9,356

Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	158,566	22,794

Ser. 16-69, IO, 4.00%, 5/20/46	195,847	31,114

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	184,272	31,088

Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	126,941	21,709

Ser. 15-106, Class CI, IO, 4.00%, 5/20/45	455,996	70,729

Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	91,029	18,209

Ser. 15-50, IO, 4.00%, 4/20/45	103,912	15,635

Ser. 15-60, Class IP, IO, 4.00%, 4/20/45	313,880	55,732

Ser. 15-60, Class PI, IO, 4.00%, 4/20/45	347,603	66,696

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	330,816	70,843

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	182,492	30,171

Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	187,173	27,921

Ser. 17-17, Class EI, IO, 4.00%, 9/20/44	989,176	119,938

Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	101,351	18,168

Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	814,919	144,407

Ser. 15-144, Class IA, IO, 4.00%, 1/16/43	588,100	87,894

Ser. 12-122, Class PI, IO, 4.00%, 4/20/42	143,572	21,623

Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	634,882	99,327

Ser. 14-115, Class EI, IO, 4.00%, 6/20/38	211,357	13,753

16 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	$174,253	$21,342

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	355,748	43,381

Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	694,285	96,714

Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	282,382	45,649

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	100,547	14,493

Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	559,191	87,284

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	85,824	14,619

Ser. 17-17, Class DI, IO, 3.50%, 9/20/43	203,855	26,654

Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	139,119	20,773

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	142,963	19,221

Ser. 13-14, IO, 3.50%, 12/20/42	223,531	30,324

Ser. 12-104, Class QI, IO, 3.50%, 4/20/42	91,119	20,666

Ser. 12-51, Class GI, IO, 3.50%, 7/20/40	256,890	31,148

Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	270,802	38,928

Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	867,264	96,483

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	120,066	10,811

Ser. 14-139, Class NI, IO, 3.50%, 8/20/28	1,477,905	122,577

Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	258,191	27,150

Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	135,826	14,208

Ser. 16-H23, Class NI, IO, 2.542%, 10/20/66	432,362	58,844

Ser. 15-H10, Class HI, IO, 2.426%, 4/20/65	355,179	35,589

Ser. 17-H08, Class DI, IO, 2.383%, 2/20/67	167,093	26,630

Ser. 17-H03, Class EI, IO, 2.375%, 1/20/67	349,713	54,861

FRB Ser. 16-H16, Class DI, IO, 2.321%, 6/20/66	367,328	46,146

Ser. 10-H22, Class CI, IO, 2.318%, 10/20/60	859,761	63,407

Ser. 16-H14, Class AI, IO, 2.282%, 6/20/66	219,018	25,888

Ser. 17-H06, Class BI, IO, 2.277%, 2/20/67	504,646	67,724

Ser. 15-H25, Class CI, IO, 2.271%, 10/20/65	157,874	16,829

Ser. 15-H26, Class DI, IO, 2.232%, 10/20/65	159,000	17,188

Ser. 16-H06, Class AI, IO, 2.229%, 2/20/66	552,122	52,341

Ser. 15-H03, Class DI, IO, 2.205%, 1/20/65	517,013	49,530

Ser. 17-H03, Class DI, IO, 2.202%, 12/20/66	654,936	92,100

Ser. 17-H08, Class NI, IO, 2.186%, 3/20/67	932,164	120,156

FRB Ser. 15-H16, Class XI, IO, 2.185%, 7/20/65	104,822	11,845

Ser. 15-H13, Class AI, IO, 2.182%, 6/20/65	589,938	62,312

Ser. 15-H25, Class BI, IO, 2.147%, 10/20/65	255,374	27,095

Ser. 15-H20, Class CI, IO, 2.114%, 8/20/65	177,622	20,111

Ser. 17-H11, Class NI, IO, 2.105%, 5/20/67	2,931,109	403,321

Ser. 16-H24, IO, 2.092%, 9/20/66	586,029	69,957

Ser. 15-H04, Class AI, IO, 2.091%, 12/20/64	1,091,143	94,793

Ser. 16-H02, Class HI, IO, 2.089%, 1/20/66	454,055	42,500

Ser. 16-H11, Class HI, IO, 2.082%, 1/20/66	307,973	33,492

Ser. 16-H04, Class KI, IO, 2.074%, 2/20/66	136,490	11,346

Ser. 16-H06, Class HI, IO, 2.06%, 2/20/66	189,192	18,238

Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65	361,955	29,282

Ser. 14-H21, Class AI, IO, 1.908%, 10/20/64	341,210	31,425

Ser. 15-H15, Class JI, IO, 1.895%, 6/20/65	306,518	32,430

Ser. 17-H11, Class DI, IO, 1.848%, 5/1/47	593,000	67,083

Ser. 17-H09, Class HI, IO, 1.823%, 3/20/67	1,376,131	171,328

Ser. 15-H25, Class EI, IO, 1.797%, 10/20/65	205,998	19,158

Ser. 15-H23, Class DI, IO, 1.79%, 9/20/65	199,780	19,583

Ser. 15-H20, Class AI, IO, 1.784%, 8/20/65	176,265	16,992

Ser. 15-H18, Class IA, IO, 1.778%, 6/20/65	256,570	20,115

Ser. 17-H09, IO, 1.774%, 4/20/67	855,414	93,839

Ser. 16-H18, Class QI, IO, 1.766%, 6/20/66	126,247	16,463

Ser. 15-H10, Class CI, IO, 1.758%, 4/20/65	183,826	18,125

Ser. 15-H26, Class GI, IO, 1.742%, 10/20/65	101,293	9,815

Ser. 17-H06, Class DI, IO, 1.718%, 2/20/67	1,485,452	143,495

Mortgage Opportunities Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 17-H10, Class MI, IO, 1.714%, 4/20/67	$3,476,026	$356,293

Ser. 17-H09, Class DI, IO, 1.70%, 3/20/67	729,477	77,390

Ser. 15-H23, Class BI, IO, 1.678%, 9/20/65	124,802	11,270

Ser. 15-H26, Class EI, IO, 1.67%, 10/20/65	401,100	37,744

Ser. 15-H09, Class BI, IO, 1.641%, 3/20/65	78,545	6,951

Ser. 14-H25, Class BI, IO, 1.636%, 12/20/64	337,261	29,915

Ser. 16-H12, Class AI, IO, 1.612%, 7/20/65	658,240	57,015

Ser. 13-H14, Class XI, IO, 1.602%, 3/20/63	467,315	29,861

Ser. 15-H25, Class AI, IO, 1.565%, 9/20/65	452,949	36,644

Ser. 15-H24, Class BI, IO, 1.564%, 8/20/65	590,043	36,996

Ser. 15-H22, Class EI, IO, 1.563%, 8/20/65	360,916	23,676

Ser. 14-H13, Class BI, IO, 1.546%, 5/20/64	380,394	25,914

Ser. 17-H03, Class HI, IO, 1.544%, 1/20/67	753,155	65,901

Ser. 15-H14, Class BI, IO, 1.538%, 5/20/65	583,520	35,945

Ser. 17-H06, Class EI, 1.525%, 2/20/67	282,613	21,684

FRB Ser. 12-H23, Class WI, IO, 1.521%, 10/20/62	1,079,112	61,833

Ser. 14-H23, Class BI, IO, 1.519%, 11/20/64	110,631	9,713

Ser. 16-H25, Class GI, IO, 1.462%, 11/20/66	1,240,821	78,296

Ser. 14-H08, Class CI, IO, 1.443%, 3/20/64	227,369	15,165

Ser. 13-H24, Class AI, IO, 1.442%, 9/20/63	820,022	48,217

Ser. 14-H06, Class BI, IO, 1.431%, 2/20/64	332,876	20,638

Ser. 10-H19, Class BI, IO, 1.413%, 8/20/60	566,392	40,214

Ser. 14-H08, Class BI, IO, 1.411%, 4/20/64	266,322	22,970

Ser. 10-H20, Class IF, IO, 1.401%, 10/20/60	742,371	46,862

Ser. 14-H09, Class AI, IO, 1.39%, 1/20/64	262,754	15,929

Ser. 16-H08, Class GI, IO, 1.382%, 4/20/66	321,232	21,169

Ser. 12-H06, Class AI, IO, 1.313%, 1/20/62	1,198,609	65,924

Ser. 11-H08, Class GI, IO, 1.209%, 3/20/61	396,963	19,531

FRB Ser. 11-H07, Class FI, IO, 1.186%, 2/20/61	852,931	34,629

Ser. 12-H10, Class AI, IO, 1.171%, 12/20/61	1,442,742	69,432

Ser. 15-H26, Class CI, IO, 0.53%, 8/20/65	567,874	9,938

		9,458,325

Commercial mortgage-backed securities (13.1%)

Banc of America Commercial Mortgage Trust

Ser. 08-1, Class AJ, 6.283%, 2/10/51	100,000	100,500

Ser. 06-4, Class AJ, 5.695%, 7/10/46	17,201	17,167

FRB Ser. 07-3, Class AJ, 5.481%, 6/10/49	52,761	52,761

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.536%, 1/12/45	33,000	32,046

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	100,000	90,380

Citigroup Commercial Mortgage Trust

FRB Ser. 06-C4, Class B, 5.994%, 3/15/49	9,006	8,958

FRB Ser. 06-C4, Class C, 5.994%, 3/15/49	45,000	45,113

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 13-GC17, Class D, 5.104%, 11/10/46	100,000	95,157

FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47	148,000	126,629

COBALT CMBS Commercial Mortgage Trust

FRB Ser. 07-C3, Class AJ, 5.868%, 5/15/46	100,000	99,870

Ser. 07-C2, Class AJFX, 5.568%, 4/15/47	36,767	36,844

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377%, 12/10/46	64,666	64,990

COMM Mortgage Trust 144A

FRB Ser. 14-CR18, Class D, 4.736%, 7/15/47	210,000	185,703

Ser. 14-CR18, Class E, 3.60%, 7/15/47	100,000	61,770

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.302%, 2/15/41	100,000	94,500

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	42,000	41,240

GS Mortgage Securities Trust 144A

FRB Ser. 11-GC5, Class D, 5.399%, 8/10/44	203,000	194,753

FRB Ser. 13-GC16, Class D, 5.32%, 11/10/46	62,000	59,121

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class D, 4.086%, 7/15/45	17,000	15,043

18 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C26, Class D, 3.925%, 1/15/48	$100,000	$84,530

Ser. 13-C14, Class F, 3.598%, 8/15/46	75,000	52,230

Ser. 14-C25, Class E, 3.332%, 11/15/47	100,000	61,020

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 5.943%, 4/17/45	74,000	12,580

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	100,000	98,530

FRB Ser. 12-C6, Class E, 5.13%, 5/15/45	100,000	94,500

FRB Ser. 12-LC9, Class E, 4.389%, 12/15/47	112,000	104,563

FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	14,000	12,641

Ser. 13-C13, Class E, 3.986%, 1/15/46	100,000	75,030

Ser. 12-C6, Class G, 2.972%, 5/15/45	100,000	73,780

LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class B, 5.472%, 9/15/39 (In default) †	130,000	11,700

Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 13-C11, Class C, 4.37%, 8/15/46	19,000	17,230

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 14-C15, Class D, 4.893%, 4/15/47	126,000	117,684

Ser. 14-C17, Class D, 4.697%, 8/15/47	100,000	86,465

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	100,000	70,120

FRB Ser. 13-C10, Class D, 4.083%, 7/15/46	125,000	113,628

Ser. 14-C15, Class F, 4.00%, 4/15/47	125,000	87,266

Ser. 14-C17, Class E, 3.50%, 8/15/47	100,000	63,970

Ser. 15-C24, Class D, 3.257%, 5/15/48	19,000	13,662

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class B, 5.538%, 2/12/44	100,000	85,000

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	24,357	24,272

FRB Ser. 06-HQ8, Class D, 5.45%, 3/12/44	100,000	40,565

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	100,000	94,188

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.293%, 1/11/43	100,000	94,410

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 4.91%, 5/10/63	45,000	29,457

FRB Ser. 12-C2, Class E, 4.91%, 5/10/63	38,000	31,456

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.594%, 1/15/45	79,774	79,511

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class D, 4.775%, 10/15/45	75,000	70,745

Ser. 14-LC18, Class D, 3.957%, 12/15/47	148,000	121,717

Ser. 14-LC16, Class D, 3.938%, 8/15/50	47,000	39,315

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	75,000	77,865

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	19,000	13,792

FRB Ser. 12-C7, Class E, 4.833%, 6/15/45	125,000	103,746

FRB Ser. 13-UBS1, Class E, 4.626%, 3/15/46	110,000	81,532

FRB Ser. 13-C15, Class D, 4.479%, 8/15/46	168,000	150,842

FRB Ser. 12-C10, Class D, 4.446%, 12/15/45	153,000	135,644

Ser. 14-C19, Class D, 4.234%, 3/15/47	43,000	37,336

Ser. 14-C20, Class D, 3.986%, 5/15/47	110,000	85,884

		4,070,951

Residential mortgage-backed securities (non-agency) (18.3%)

American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, 1.214%, 5/25/47	$165,125	$110,626

Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 21A1, 3.361%, 9/25/35	123,477	123,620

Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, 1.254%, 9/25/46	225,988	205,107

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 7.324%, 7/25/25 (Bermuda)	150,000	155,253

Countrywide Alternative Loan Trust

FRB Ser. 06-OA10, Class 1A1, 1.651%, 8/25/46	103,986	94,164

FRB Ser. 06-OA7, Class 1A2, 1.631%, 6/25/46	97,661	91,162

FRB Ser. 05-59, Class 1A1, 1.34%, 11/20/35	87,018	80,202

FRB Ser. 06-OA10, Class 4A1, 1.214%, 8/25/46	113,998	103,430

Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, 1.224%, 4/25/46	109,519	91,471

Mortgage Opportunities Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (61.8%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, 8.574%, 12/25/27	$249,707	$281,967

Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, 6.174%, 10/25/29	250,000	260,550

Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, 5.974%, 7/25/29	255,000	262,273

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.774%, 10/25/28	134,974	183,151

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 13.274%, 9/25/28	94,971	125,564

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.774%, 10/25/28	135,000	175,515

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, 12.774%, 8/25/28	91,000	117,959

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, 7.024%, 9/25/28	85,000	99,467

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.724%, 4/25/28	193,000	220,374

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.574%, 4/25/28	103,000	116,165

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, 6.524%, 9/25/29	53,000	55,382

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, 6.324%, 10/25/28	145,000	167,318

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 6.024%, 7/25/25	120,250	133,924

Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, 5.874%, 10/25/29	228,000	231,648

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 5.574%, 2/25/25	60,823	65,689

Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, 5.324%, 2/25/25	130,341	141,175

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 5.024%, 5/25/25	15,252	16,282

Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2, 4.674%, 9/25/29	97,000	102,105

Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, 4.574%, 7/25/29	215,000	226,530

Federal National Mortgage Association 144A Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
6.774%, 7/25/29	241,000	260,087

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1.204%, 5/25/36	172,643	86,526

HarborView Mortgage Loan Trust FRB Ser. 04-11, Class 1A, 1.704%, 1/19/35	289,619	208,525

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.608%, 6/25/36	94,847	84,892

MortgageIT Trust FRB Ser. 05-3, Class M4, 1.654%, 8/25/35	68,554	61,247

Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, zero %, 4/25/27 (Bermuda)	220,000	220,000

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, 1.204%, 1/25/37	103,116	90,903

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.798%, 9/25/35	191,138	195,010

FRB Ser. 04-AR12, Class A2B, 1.484%, 10/25/44	150,346	141,912

FRB Ser. 05-AR13, Class A1C4, 1.454%, 10/25/45	288,754	259,302

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR16, Class 6A4, 3.211%, 10/25/35	40,727	40,714

		5,687,191

Total mortgage-backed securities (cost $19,161,281)		$19,216,467

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (58.8%)*	amount	Value

Federal National Mortgage Association Pass-Through Certificates

5.00%, TBA, 6/1/47	$1,000,000	$1,099,375

4.50%, TBA, 6/1/47	1,000,000	1,078,203

3.50%, TBA, 7/1/47	1,000,000	1,031,006

3.50%, TBA, 6/1/47	2,000,000	2,065,625

3.00%, TBA, 7/1/47	6,000,000	6,022,734

3.00%, TBA, 6/1/47	6,000,000	6,032,344

2.50%, TBA, 6/1/47	1,000,000	970,469

Total U.S. government and agency mortgage obligations (cost $18,214,922)		$18,299,756

	Principal
ASSET-BACKED SECURITIES (0.3%)*	amount	Value

Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 16-5, Class A, 2.164%, 6/10/19	$78,000	$78,000

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A, 1.924%, 2/25/49	22,667	22,667

Total asset-backed securities (cost $100,667)		$100,667

20 Mortgage Opportunities Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.09/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.09	$1,257,500	$4,326

Goldman Sachs International
2.2405/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.2405	3,726,800	36,933

(2.4355)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.4355	3,726,800	37

Total purchased swap options outstanding (cost $26,718)			$41,296

	Expiration
	date/strike	Contract
PURCHASED OPTIONS OUTSTANDING (0.2%)*	price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jul-17/$100.39	$6,000,000	$29,700

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jun-17/102.33	2,000,000	19,420

Total purchased options outstanding (cost $40,156)			$49,120

	Principal amount/
SHORT-TERM INVESTMENTS (39.4%)*		shares	Value

Interest in $434,703,000 joint tri-party repurchase agreement dated 5/31/17 with Merrill Lynch, Pierce,
Fenner and Smith Inc. due 6/1/17 — maturity value of $5,698,127 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.072% to 3.917% and due dates
ranging from 9/1/22 to 5/1/47, valued at $443,397,060)		$5,698,000	$5,698,000

Putnam Short Term Investment Fund 0.89% L	Shares	5,269,289	5,269,289

U.S. Treasury Bills 0.895%, 8/17/17 Δ		$120,000	119,765

U.S. Treasury Bills 0.889%, 8/10/17 Δ §		164,000	163,709

U.S. Treasury Bills 0.798%, 7/20/17 Δ §		338,000	337,602

U.S. Treasury Bills 0.768%, 7/13/17 Δ §		245,000	244,764

U.S. Treasury Bills 0.796%, 7/6/17 Δ §		234,000	233,830

U.S. Treasury Bills 0.736%, 6/22/17 Δ §		175,000	174,926

U.S. Treasury Bills 0.652%, 6/8/17 Δ §		13,000	12,998

Total short-term investments (cost $12,254,953)			$12,254,883

TOTAL INVESTMENTS

Total investments (cost $49,798,697)			$49,962,189

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $31,108,778.

† This security is non-income-producing.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $21,620,511 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Mortgage Opportunities Fund 21

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

WRITTEN SWAP OPTIONS OUTSTANDING at 5/31/17 (premiums $26,586)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(2.1875)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.1875	$628,800	$4,817

Goldman Sachs International

2.338/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.338	1,863,400	260

(2.338)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.338	1,863,400	33,560

Total			$38,637

WRITTEN OPTIONS OUTSTANDING at 5/31/17 (premiums $40,156)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Jul-17/$100.39	$6,000,000	$30,840

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-17/102.33	2,000,000	48

Total			$30,888

TBA SALE COMMITMENTS OUTSTANDING at 5/31/17 (proceeds receivable $7,057,070)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 6/1/47	$1,000,000	6/13/17	$1,032,813

Federal National Mortgage Association, 3.00%, 6/1/47	6,000,000	6/13/17	6,032,343

Total			$7,065,156

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/17

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$9,745,000 E	$(301)	6/21/19	1.75%	3 month USD-LIBOR-BBA	$(42,399)

1,857,700 E	1,288	6/21/22	2.20%	3 month USD-LIBOR-BBA	(31,346)

823,200 E	(6,343)	6/21/27	3 month USD-LIBOR-BBA	2.50%	20,272

545,000 E	3,880	6/21/47	3 month USD-LIBOR-BBA	2.70%	37,850

127,000	(4)	3/22/47	3 month USD-LIBOR-BBA	2.714%	8,750

62,000	(2)	3/23/47	3 month USD-LIBOR-BBA	2.6715%	3,678

191,000	(3)	3/27/27	3 month USD-LIBOR-BBA	2.3975%	5,031

7,000	—	3/27/19	1.6265%	3 month USD-LIBOR-BBA	(24)

683,000	(9)	3/29/27	2.3345%	3 month USD-LIBOR-BBA	(14,018)

147,000	(2)	3/30/27	2.338%	3 month USD-LIBOR-BBA	(3,060)

295,000	(4)	3/31/27	2.375%	3 month USD-LIBOR-BBA	(7,119)

197,000	(3)	3/31/27	3 month USD-LIBOR-BBA	2.366%	4,586

275,000	(4)	4/3/27	3 month USD-LIBOR-BBA	2.362%	6,280

493,000	(7)	4/3/27	3 month USD-LIBOR-BBA	2.41%	13,432

718,000	(10)	4/5/27	3 month USD-LIBOR-BBA	2.3365%	14,665

141,000	(2)	4/6/27	3 month USD-LIBOR-BBA	2.3245%	2,719

670,000	(9)	4/6/27	2.3195%	3 month USD-LIBOR-BBA	(12,630)

558,000	(7)	4/6/27	3 month USD-LIBOR-BBA	2.3375%	11,426

467,000	(6)	4/6/27	3 month USD-LIBOR-BBA	2.3355%	9,476

120,000	(2)	4/7/27	2.349%	3 month USD-LIBOR-BBA	(2,582)

1,437,000	(19)	4/10/27	2.331%	3 month USD-LIBOR-BBA	(28,354)

226,000	(3)	4/11/27	3 month USD-LIBOR-BBA	2.30%	3,802

268,000	(4)	4/12/27	2.3525%	3 month USD-LIBOR-BBA	(5,800)

671,000	(9)	4/12/27	2.332%	3 month USD-LIBOR-BBA	(13,258)

22 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/17 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$147,000	$(2)	4/13/27	3 month USD-LIBOR-BBA	2.268%	$2,032

58,000	(2)	4/13/47	3 month USD-LIBOR-BBA	2.536%	1,635

142,000	(2)	4/18/27	2.2585%	3 month USD-LIBOR-BBA	(1,814)

591,000	(8)	4/18/27	3 month USD-LIBOR-BBA	2.24947%	7,046

394,000	(5)	4/18/27	2.26748%	3 month USD-LIBOR-BBA	(5,359)

394,000	(5)	4/18/27	3 month USD-LIBOR-BBA	2.26833%	5,379

306,000	(4)	4/18/27	3 month USD-LIBOR-BBA	2.217%	2,736

647,000	(9)	4/19/27	2.2205%	3 month USD-LIBOR-BBA	(5,992)

629,000	(8)	4/19/27	2.193%	3 month USD-LIBOR-BBA	(4,238)

475,000	(6)	4/19/27	3 month USD-LIBOR-BBA	2.1985%	3,428

538,000	(7)	4/19/27	3 month USD-LIBOR-BBA	2.214%	4,647

635,000	(8)	4/20/27	2.164%	3 month USD-LIBOR-BBA	(2,569)

619,000	(8)	4/21/27	2.162%	3 month USD-LIBOR-BBA	(2,368)

154,000	(2)	4/24/27	2.18336%	3 month USD-LIBOR-BBA	(872)

425,000	(6)	4/24/27	2.20876%	3 month USD-LIBOR-BBA	(3,397)

66,000	(1)	4/25/27	2.203%	3 month USD-LIBOR-BBA	(490)

330,000	(4)	4/26/27	2.268%	3 month USD-LIBOR-BBA	(4,401)

143,000	(2)	4/26/27	3 month USD-LIBOR-BBA	2.248%	1,641

487,000	(6)	4/27/27	2.2775%	3 month USD-LIBOR-BBA	(6,896)

300,000	(4)	4/27/27	3 month USD-LIBOR-BBA	2.2855%	4,460

763,000	(10)	4/28/27	2.3095%	3 month USD-LIBOR-BBA	(12,962)

590,000	(8)	5/2/27	3 month USD-LIBOR-BBA	2.2855%	8,647

643,000	(9)	5/3/27	2.2795%	3 month USD-LIBOR-BBA	(9,061)

501,000	(2)	5/4/19	1.568%	3 month USD-LIBOR-BBA	(781)

331,000	(3)	5/4/22	1.9365%	3 month USD-LIBOR-BBA	(2,099)

9,274,000	(35)	5/9/19	1.608%	3 month USD-LIBOR-BBA	(20,739)

1,759,000	(23)	5/9/27	3 month USD-LIBOR-BBA	2.308%	28,915

324,000	(4)	5/10/27	3 month USD-LIBOR-BBA	2.2815%	4,525

289,000	(4)	5/10/27	2.327%	3 month USD-LIBOR-BBA	(5,249)

794,000	(3)	5/11/19	1.6215%	3 month USD-LIBOR-BBA	(1,980)

2,104,000	(8)	5/12/19	1.6015%	3 month USD-LIBOR-BBA	(4,410)

474,000	(6)	5/12/27	3 month USD-LIBOR-BBA	2.325%	8,480

382,000	(5)	5/15/27	2.307%	3 month USD-LIBOR-BBA	(6,165)

538,000	(7)	5/17/27	3 month USD-LIBOR-BBA	2.2605%	6,346

307,000	(4)	5/18/27	2.2685%	3 month USD-LIBOR-BBA	(3,842)

223,500	(3)	5/19/27	3 month USD-LIBOR-BBA	2.1365%	83

223,500	(3)	5/19/27	3 month USD-LIBOR-BBA	2.13618%	76

127,000	(2)	5/22/27	3 month USD-LIBOR-BBA	2.1245%	(109)

45,000	(1)	5/22/27	2.1625%	3 month USD-LIBOR-BBA	(119)

215,000	(3)	5/23/27	2.1825%	3 month USD-LIBOR-BBA	(951)

14,100	—	5/25/27	2.17%	3 month USD-LIBOR-BBA	(45)

76,100	7	5/31/17	2.1775%	3 month USD-LIBOR-BBA	(273)

1,915,000	(25)	5/30/27	2.213%	3 month USD-LIBOR-BBA	(13,348)

Total	$(1,845)				$(49,076)

E Extended effective date.

Mortgage Opportunities Fund 23

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/17

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$316,249	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	$2,335
				Fannie Mae pools

251,612	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	1,858
				Fannie Mae pools

729,557	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year	6,034
				Fannie Mae pools

Credit Suisse International

1,514,367	—	1/12/41	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year	(12,524)
				Fannie Mae pools

567,861	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	(4,193)
				Fannie Mae pools

143,636	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	(1,937)
				Fannie Mae pools

124,476	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	(1,406)
				Fannie Mae pools

Goldman Sachs International

156,743	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	(2,113)
				Fannie Mae pools

784,811	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year	6,491
				Fannie Mae pools

52,542	—	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year	201
				Fannie Mae pools

JPMorgan Securities LLC

84,586	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year	(955)
				Fannie Mae pools

209,063	—	1/12/44	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year	2,361
				Fannie Mae pools

Total	$—				$(3,848)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17

		Upfront			Payments
		premium			received	Unrealized
Swap counterparty/		received	Notional	Termination	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	$34	$6,000	1/17/47	300 bp	$(428)

Credit Suisse International

CMBX NA BB Index	—	(10,385)	74,000	1/17/47	(500 bp)	1,464

CMBX NA A Index	A/P	842	16,000	5/11/63	200 bp	323

CMBX NA A Index	A/P	1,178	32,000	1/17/47	200 bp	528

CMBX NA BB Index	BB/P	69,142	358,000	5/11/63	500 bp	1,936

CMBX NA BB Index	—	(76,620)	461,000	1/17/47	(500 bp)	(2,800)

CMBX NA BB Index	—	(10,805)	66,000	1/17/47	(500 bp)	(237)

CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	3,008

CMBX NA BB Index	—	(1,328)	7,000	1/17/47	(500 bp)	(207)

CMBX NA BBB– Index	BBB–/P	9,750	77,000	5/11/63	300 bp	1,288

CMBX NA BBB– Index	BBB–/P	12,423	107,000	5/11/63	300 bp	662

CMBX NA BBB– Index	BBB–/P	58,852	513,000	5/11/63	300 bp	2,465

CMBX NA BBB– Index	BBB–/P	306,970	2,871,000	5/11/63	300 bp	(8,601)

CMBX NA BBB– Index	BBB–/P	1,839	28,000	1/17/47	300 bp	(318)

CMBX NA BBB– Index	BBB–/P	6,086	77,000	1/17/47	300 bp	156

CMBX NA BBB– Index	BBB–/P	22,692	307,000	1/17/47	300 bp	(952)

Goldman Sachs International

CMBX NA BB Index	—	(3,027)	20,000	1/17/47	(500 bp)	176

CMBX NA A Index	A/P	1,769	34,000	5/11/63	200 bp	667

CMBX NA A Index	A/P	1,721	34,000	5/11/63	200 bp	619

24 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17 cont.

		Upfront			Payments
		premium			received	Unrealized
Swap counterparty/		received	Notional	Termination	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA A Index	A/P	$1,721	$34,000	5/11/63	200 bp	$619

CMBX NA BB Index	—	(16,738)	99,000	1/17/47	(500 bp)	(885)

CMBX NA BB Index	—	(983)	6,000	1/17/47	(500 bp)	(22)

CMBX NA BB Index	—	(1,218)	6,000	1/17/47	(500 bp)	(258)

CMBX NA BBB– Index	BBB–/P	79	1,000	5/11/63	300 bp	(31)

CMBX NA BBB– Index	BBB–/P	68	1,000	5/11/63	300 bp	(42)

CMBX NA BBB– Index	BBB–/P	520	6,000	5/11/63	300 bp	(140)

CMBX NA BBB– Index	BBB–/P	780	7,000	5/11/63	300 bp	11

CMBX NA BBB– Index	BBB–/P	580	7,000	5/11/63	300 bp	(189)

CMBX NA BBB– Index	BBB–/P	844	10,000	5/11/63	300 bp	(255)

CMBX NA BBB– Index	BBB–/P	1,266	15,000	5/11/63	300 bp	(383)

CMBX NA BBB– Index	BBB–/P	1,382	16,000	5/11/63	300 bp	(377)

CMBX NA BBB– Index	BBB–/P	4,408	47,000	5/11/63	300 bp	(758)

CMBX NA BBB– Index	BBB–/P	6,102	52,000	5/11/63	300 bp	386

CMBX NA BBB– Index	BBB–/P	5,717	63,000	5/11/63	300 bp	(1,208)

CMBX NA BBB– Index	BBB–/P	7,603	70,000	5/11/63	300 bp	(91)

CMBX NA BBB– Index	BBB–/P	7,574	70,000	5/11/63	300 bp	(120)

CMBX NA BBB– Index	BBB–/P	5,788	77,000	5/11/63	300 bp	(2,675)

CMBX NA BBB– Index	BBB–/P	30,317	249,000	5/11/63	300 bp	2,947

CMBX NA BBB– Index	BBB–/P	37,025	300,000	5/11/63	300 bp	4,050

CMBX NA BBB– Index	BBB–/P	29,572	344,000	5/11/63	300 bp	(8,239)

CMBX NA BBB– Index	BBB–/P	36,557	350,000	5/11/63	300 bp	(1,914)

CMBX NA BBB– Index	BBB–/P	370	5,000	1/17/47	300 bp	(16)

CMBX NA BBB– Index	BBB–/P	4,227	52,000	1/17/47	300 bp	223

CMBX NA BBB– Index	BBB–/P	4,856	57,000	1/17/47	300 bp	466

CMBX NA BBB– Index	BBB–/P	8,601	99,000	1/17/47	300 bp	977

JPMorgan Securities LLC

CMBX NA BB Index	—	(8,124)	52,000	1/17/47	(500 bp)	203

CMBX NA BB Index	—	(5,847)	36,000	1/17/47	(500 bp)	(82)

CMBX NA BB Index	—	(5,433)	34,000	1/17/47	(500 bp)	11

CMBX NA BB Index	—	(5,261)	32,000	1/17/47	(500 bp)	(137)

CMBX NA BB Index	—	(1,367)	9,000	1/17/47	(500 bp)	74

CMBX NA BBB– Index	BBB–/P	69	1,000	5/11/63	300 bp	(41)

CMBX NA BBB– Index	BBB–/P	164	2,000	5/11/63	300 bp	(56)

CMBX NA BBB– Index	BBB–/P	876	6,000	5/11/63	300 bp	217

CMBX NA BBB– Index	BBB–/P	370	6,000	5/11/63	300 bp	(289)

CMBX NA BBB– Index	BBB–/P	596	7,000	5/11/63	300 bp	(174)

CMBX NA BBB– Index	BBB–/P	912	8,000	5/11/63	300 bp	32

CMBX NA BBB– Index	BBB–/P	1,362	12,000	5/11/63	300 bp	43

CMBX NA BBB– Index	BBB–/P	1,364	12,000	5/11/63	300 bp	45

CMBX NA BBB– Index	BBB–/P	768	12,000	5/11/63	300 bp	(551)

CMBX NA BBB– Index	BBB–/P	639	12,000	5/11/63	300 bp	(680)

CMBX NA BBB– Index	BBB–/P	611	12,000	5/11/63	300 bp	(708)

CMBX NA BBB– Index	BBB–/P	1,589	13,000	5/11/63	300 bp	160

CMBX NA BBB– Index	BBB–/P	1,589	13,000	5/11/63	300 bp	160

CMBX NA BBB– Index	BBB–/P	1,109	13,000	5/11/63	300 bp	(320)

CMBX NA BBB– Index	BBB–/P	618	14,000	5/11/63	300 bp	(920)

CMBX NA BBB– Index	BBB–/P	1,570	16,000	5/11/63	300 bp	(188)

CMBX NA BBB– Index	BBB–/P	2,190	20,000	5/11/63	300 bp	(8)

CMBX NA BBB– Index	BBB–/P	2,454	22,000	5/11/63	300 bp	36

CMBX NA BBB– Index	BBB–/P	3,459	24,000	5/11/63	300 bp	821

CMBX NA BBB– Index	BBB–/P	1,494	27,000	5/11/63	300 bp	(1,474)

CMBX NA BBB– Index	BBB–/P	3,517	30,000	5/11/63	300 bp	220

Mortgage Opportunities Fund 25

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17 cont.

		Upfront			Payments
		premium			received	Unrealized
Swap counterparty/		received	Notional	Termination	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB– Index	BBB–/P	$4,625	$37,000	5/11/63	300 bp	$558

CMBX NA BBB– Index	BBB–/P	4,123	37,000	5/11/63	300 bp	56

CMBX NA BBB– Index	BBB–/P	4,882	39,000	5/11/63	300 bp	595

CMBX NA BBB– Index	BBB–/P	4,889	40,000	5/11/63	300 bp	492

CMBX NA BBB– Index	BBB–/P	4,779	43,000	5/11/63	300 bp	52

CMBX NA BBB– Index	BBB–/P	4,523	43,000	5/11/63	300 bp	(203)

CMBX NA BBB– Index	BBB–/P	6,406	44,000	5/11/63	300 bp	1,570

CMBX NA BBB– Index	BBB–/P	3,907	72,000	5/11/63	300 bp	(4,007)

CMBX NA BBB– Index	BBB–/P	8,262	75,000	5/11/63	300 bp	18

CMBX NA BBB– Index	BBB–/P	9,325	84,000	5/11/63	300 bp	92

CMBX NA BBB– Index	BBB–/P	6,744	86,000	5/11/63	300 bp	(2,709)

CMBX NA BBB– Index	BBB–/P	14,116	114,000	5/11/63	300 bp	1,585

CMBX NA BBB– Index	BBB–/P	25,460	172,000	5/11/63	300 bp	6,555

CMBX NA BBB– Index	BBB–/P	25,460	172,000	5/11/63	300 bp	6,555

CMBX NA BBB– Index	BBB–/P	23,243	218,000	5/11/63	300 bp	(719)

CMBX NA BBB– Index	BBB–/P	37,312	309,000	5/11/63	300 bp	3,348

CMBX NA BBB– Index	BBB–/P	37,312	309,000	5/11/63	300 bp	3,348

CMBX NA BBB– Index	BBB–/P	42,224	341,000	5/11/63	300 bp	4,742

CMBX NA BBB– Index	BBB–/P	36,705	350,000	5/11/63	300 bp	(1,766)

CMBX NA BBB– Index	BBB–/P	58,526	430,000	5/11/63	300 bp	11,261

CMBX NA BBB– Index	BBB–/P	57,154	500,000	5/11/63	300 bp	2,195

CMBX NA BBB– Index	BBB–/P	104,240	1,000,000	5/11/63	300 bp	(5,677)

CMBX NA BBB– Index	BBB–/P	735	9,000	1/17/47	300 bp	41

CMBX NA BBB– Index	BBB–/P	1,451	12,000	1/17/47	300 bp	526

Total		$1,095,648				$16,727

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

26 Mortgage Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$100,667	$—

Mortgage-backed securities	—	18,996,467	220,000

Purchased options outstanding	—	49,120	—

Purchased swap options outstanding	—	41,296	—

U.S. government and agency mortgage obligations	—	18,299,756	—

Short-term investments	5,269,289	6,985,594	—

Totals by level	$5,269,289	$44,472,900	$220,000

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(30,888)	$—

Written swap options outstanding	—	(38,637)	—

TBA sale commitments	—	(7,065,156)	—

Interest rate swap contracts	—	(47,231)	—

Total return swap contracts	—	(3,848)	—

Credit default contracts	—	(1,078,921)	—

Totals by level	$—	$(8,264,681)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 27

Statement of assets and liabilities 5/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $44,529,408)	$44,692,900
Affiliated issuers (identified cost $5,269,289) (Notes 1 and 5)	5,269,289

Interest and other receivables	236,138

Receivable for shares of the fund sold	603,240

Receivable for investments sold	191,310

Receivable for sales of delayed delivery securities (Note 1)	5,072,745

Receivable from Manager (Note 2)	30,581

Receivable for variation margin (Note 1)	26,403

Unrealized appreciation on OTC swap contracts (Note 1)	87,862

Premium paid on OTC swap contracts (Note 1)	147,330

Prepaid assets	19,608

Total assets	56,377,406

LIABILITIES

Payable to custodian	7

Payable for investments purchased	385,199

Payable for purchases of delayed delivery securities (Note 1)	16,270,744

Payable for custodian fees (Note 2)	12,434

Payable for investor servicing fees (Note 2)	469

Payable for Trustee compensation and expenses (Note 2)	449

Payable for administrative services (Note 2)	45

Payable for variation margin (Note 1)	30,957

Unrealized depreciation on OTC swap contracts (Note 1)	74,983

Premium received on OTC swap contracts (Note 1)	1,242,978

Written options outstanding, at value (premiums $66,742) (Notes 1 and 3)	69,525

TBA sale commitments, at value (proceeds receivable $7,057,070) (Note 1)	7,065,156

Other accrued expenses	115,682

Total liabilities	25,268,628

Net assets	$31,108,778

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$30,850,073

Undistributed net investment income (Note 1)	325,687

Accumulated net realized loss on investments (Note 1)	(183,408)

Net unrealized appreciation of investments	116,426

Total — Representing net assets applicable to capital shares outstanding	$31,108,778

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and offering price per class I share
($31,108,778 divided by 3,086,555 shares)	$10.08

The accompanying notes are an integral part of these financial statements.

28 Mortgage Opportunities Fund

Statement of operations Year ended 5/31/17

INVESTMENT INCOME

Interest (including interest income of $8,883 from investments in affiliated issuers) (Note 5)	$652,506

Total investment income	652,506

EXPENSES

Compensation of Manager (Note 2)	69,284

Investor servicing fees (Note 2)	1,258

Custodian fees (Note 2)	21,949

Trustee compensation and expenses (Note 2)	727

Administrative services (Note 2)	318

Auditing and tax fees	110,401

Other	19,046

Fees waived and reimbursed by Manager (Note 2)	(152,174)

Total expenses	70,809

Expense reduction (Note 2)	(78)

Net expenses	70,731

Net investment income	581,775

Net realized loss on investments (Notes 1 and 3)	(601,836)

Net realized gain on swap contracts (Note 1)	195,855

Net realized loss on futures contracts (Note 1)	(21,896)

Net realized gain on written options (Notes 1 and 3)	316,658

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	633,417

Net gain on investments	522,198

Net increase in net assets resulting from operations	$1,103,973

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/17	Year ended 5/31/16

Operations

Net investment income	$581,775	$241,064

Net realized loss on investments	(111,219)	(41,105)

Net unrealized appreciation (depreciation) of investments	633,417	(461,580)

Net increase (decrease) in net assets resulting from operations	1,103,973	(261,621)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(294,608)	(325,000)

Increase from capital share transactions (Note 4)	20,525,073	325,000

Total increase (decrease) in net assets	21,334,438	(261,621)

NET ASSETS

Beginning of year	9,774,340	10,035,961

End of year (including undistributed net investment income of $325,687 and accumulated net investment
loss $23,756, respectively)	$31,108,778	$9,774,340

The accompanying notes are an integral part of these financial statements.

30 Mortgage Opportunities Fund

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Mortgage Opportunities Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

										Ratio of expenses	Ratio of net
			Net realized and		From				Net assets,	to average net assets	investment income
	Net asset value,	Net investment	unrealized gain (loss)	Total from	net investment	Total	Net asset value,	Total return at net	end of period	excluding interest	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	investment operations	income	distributions	end of period	asset value (%) [b]	(in thousands)	expense (%) [c,d]	net assets (%) [d]	turnover (%) [e]

Class I

May 31, 2017	$9.46	.46	.45	.91	(.29)	(0.29)	$10.08	9.67	$31,109.56		4.62	1,065

May 31, 2016	10.04	.24	(.49)	(.25)	(.33)	(0.33)	9.46	(2.60)	9,774.60		2.44	1,074

May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

May 31, 2017	1.21%

May 31, 2016	2.33

May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

32 Mortgage Opportunities Fund	Mortgage Opportunities Fund 33

Notes to financial statements 5/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through May 31, 2017.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including nonagency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit risk, interest rate risk, prepayment risk and liquidity risk, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that

34 Mortgage Opportunities Fund

the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily

Mortgage Opportunities Fund 35

based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

36 Mortgage Opportunities Fund

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,089,875 on open derivative contracts subject to the Master Agreements.

Collateral posted by the fund at period end for these agreements totaled $1,004,904 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$—	$23,658	$23,658

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and/or permanent differences from income on swap contracts and security impairments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $62,276 to increase undistributed net investment income and $62,276 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$608,155

Unrealized depreciation	(604,486)

Net unrealized appreciation	3,669

Undistributed ordinary income	333,961

Capital loss carryforward	(23,658)

Cost for federal income tax purposes	$49,958,520

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Mortgage Opportunities Fund 37

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates .

0.550%	of the first $500 million of average net assets,

0.500%	of the next $500 million of average net assets

0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $39,427 as a result of this limit.

Effective April 1, 2017, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.47% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,927 as a result of this limit.

Putnam Management had contractually agreed, through April 1, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $107,820 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $78 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$188,448,513	$169,213,863

U.S. government securities (Long-term)	—	—

Total	$188,448,513	$169,213,863

38 Mortgage Opportunities Fund

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the beginning of the
reporting period	$12,377,400	$142,134	$21,000,000	$88,281

Options opened	15,949,650	89,739	68,000,000	288,438

Options exercised	(7,220,150)	(52,604)	—	—

Options expired	(9,695,600)	(80,040)	(8,000,000)	(32,813)

Options closed	(7,055,700)	(72,643)	(73,000,000)	(303,750)

Written options outstanding at the end of the
reporting period	$4,355,600	$26,586	$8,000,000	$40,156

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class I	Shares	Amount	Shares	Amount

Shares sold	2,052,841	$20,525,073	—	$—

Shares issued in connection with reinvestment of distributions	—	—	33,714	325,000

	2,052,841	20,525,073	33,714	325,000

Shares repurchased	—	—	—	—

Net increase	2,052,841	$20,525,073	33,714	$325,000

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	1,033,714	33.5%	$10,419,837

At the close of the reporting period, a shareholder of record owned 65.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$1,466,890	$12,237,536	$8,435,137	$8,883	$5,269,289

Totals	$1,466,890	$12,237,536	$8,435,137	$8,883	$5,269,289

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Mortgage Opportunities Fund 39

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$3,800,000

Purchased swap option contracts (contract amount)	$4,800,000

Written TBA commitment option contracts (contract amount) (Note 3)	$5,100,000

Written swap option contracts (contract amount) (Note 3)	$2,500,000

Futures contracts (number of contracts)	2

Centrally cleared interest rate swap contracts (notional)	$24,200,000

OTC total return swap contracts (notional)	$5,300,000

OTC credit default contracts (notional)	$4,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not accounted for	Statement of		Statement of
as hedging instruments under	assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$147,638	Payables	$1,226,559

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	344,347*	Unrealized depreciation	374,535*

Total		$491,985		$1,601,094

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$104,489	$104,489

Interest rate contracts	28,009	(21,896)	91,366	$97,479

Total	$28,009	$(21,896)	$195,855	$201,968

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$68,545	$68,545

Interest rate contracts	59,624	(2,345)	(50,482)	$6,797

Total	$59,624	$(2,345)	$18,063	$75,342

40 Mortgage Opportunities Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$26,403	$—	$—	$—	$—	$—	$26,403

OTC Total return swap contracts*#	10,227	—	—	6,692	—	2,361	—	19,280

OTC Credit default contracts*#	—	—	100,560	20,977	—	26,101	—	147,638

Purchased swap options **#	—	—	4,326	36,970	—	—	—	41,296

Purchased options **#	—	—	—	—	49,120	—	—	49,120

Repurchase agreements **	—	—	—	—	—	—	5,698,000	5,698,000

Total Assets	$10,227	$26,403	$104,886	$64,639	$49,120	$28,462	$5,698,000	$5,981,737

Liabilities:

Centrally cleared interest rate swap contracts§	—	30,957	—	—	—	—	—	30,957

OTC Total return swap contracts*#	—	—	20,060	2,113	—	955	—	23,128

OTC Credit default contracts*#	462	—	492,287	204,920	—	528,890	—	1,226,559

Written swap options #	—	—	4,817	33,820	—	—	—	38,637

Written options #	—	—	—	—	30,888	—	—	30,888

Total Liabilities	$462	$30,957	$517,164	$240,853	$30,888	$529,845	$—	$1,350,169

Total Financial and Derivative Net Assets	$9,765	$(4,554)	$(412,278)	$(176,214)	$18,232	$(501,383)	$5,698,000	$4,631,568

Total collateral received (pledged)†##	$—	$—	$(399,552)	$(176,214)	$—	$(413,481)	$5,698,000

Net amount	$9,765	$(4,554)	$(12,726)	$—	$18,232	$(87,902)	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Mortgage Opportunities Fund 41

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

42 Mortgage Opportunities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Mortgage Opportunities Fund 43

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2017, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and Compliance Liaison	Vice President, Principal Financial Officer, Principal Accounting Officer,
Since 2004	and Assistant Treasurer
Since 2007
Robert T. Burns (Born 1961)	Director of Fund Administration Services, Putnam Investments and
Vice President and Chief Legal Officer	Putnam Management
Since 2011
General Counsel, Putnam Investments, Putnam Management,	Susan G. Malloy (Born 1957)
and Putnam Retail Management	Vice President and Assistant Treasurer
Since 2007
James F. Clark (Born 1974)	Director of Accounting & Control Services, Putnam Investments and
Vice President and Chief Compliance Officer	Putnam Management
Since 2016
Chief Compliance Officer, Putnam Investments and Putnam Management	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Michael J. Higgins (Born 1976)	Since 2002
Vice President, Treasurer, and Clerk	Director of Operational Compliance, Putnam Investments and
Since 2010	Putnam Retail Management

Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate Governance, Assistant
Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Mortgage Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
Independent Registered	Robert T. Burns	Vice President, Director of
Public Accounting Firm	Vice President and	Proxy Voting and Corporate
PriceWaterhouseCoopers LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2017	$96,322	$ —	$13,896	$ —
May 31, 2016	$95,025	$ —	$13,491	$ —

For the fiscal years ended May 31, 2017 and May 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $365,789 and $643,927 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2017	$ —	$351,893	$ —	$ —

May 31, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017